36 North New York Avenue Huntington, NY 11743

YOUR RESPONSE IS REQUESTED

Day Hagan Smart Sector® ETF

Dear Shareholder:

We have been trying to contact you about an important matter related to your investment. Please contact us toll-free at (877) 536-1562 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday.

Please contact us as soon as possible. Thank you for attending to this request.

Sincerely,

Arthur S. Day

Partner, Co-founder, and Senior Portfolio Manager

THIS LETTER RELATES TO YOUR INVESTMENT IN

Day Hagan Smart Sector® ETF

DH_OBO

36 North New York Avenue Huntington, NY 11743

Shareholder Name
Address 1
Address 2
Address 3
City, State, Zip

YOUR RESPONSE IS REQUESTED

Day Hagan Smart Sector® ETF

Dear Shareholder:

We have been trying to contact you about an important matter related to your investment. Please contact us toll-free at (800) 714-3311 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday. At the time of the call, please reference your Investor ID listed below.

INVESTOR ID:	01234567891	Security ID:	12345678
Shares owned:	01234	Household ID:	01234567891

Please contact us as soon as possible. Thank you for attending to this request.

Sincerely,

Arthur S. Day

Partner, Co-founder, and Senior Portfolio Manager

THIS LETTER RELATES TO YOUR INVESTMENT IN
Day Hagan Smart Sector® ETF

DH-NOBO